SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2005


                               DRYCLEAN USA, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  0-9040                                   11-2014231
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


                    290 N.E. 68 Street, Miami, Florida 33138
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 2.02, including Exhibit 99.1 and the information therefrom incorporated herein by reference, other than the portions thereof announcing the declaration of a semi-annual dividend, are being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02         Results of Operations and Financial Condition.
---------         ----------------------------------------------

         On September 26, 2005, the Company issued a press release (the "Press Release") announcing, among other things, its results of operations for the Company's fiscal year ended June 30, 2005. A copy of the Press Release (other than the portion thereof announcing the declaration of a semi-annual dividend, which portion shall be deemed filed) is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 8.01         Other Events.
---------         -------------

         The Press Release also announced that the Company's Board of Directors had declared a $.04 per share semi-annual dividend, payable on November 1, 2005 to shareholders of record on October 14, 2005. This semi-annual dividend will be an increase over the previous semi-annual dividend at $.035 per share paid on May 2, 2005. A copy of the Press Release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

               (a)  Financial Statements of Businesses Acquired: None

               (b)  Pro Forma Financial Information: None

               (c)  Exhibits:

                    99.1   The Company's press release dated September 26, 2005.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DRYCLEAN USA, Inc.


Date:    September 30, 2005             By:   /s/ Venerando J. Indelicato
                                             -----------------------------------
                                               Venerando J. Indelicato,
                                               Treasurer and Chief Financial
                                               Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1              The Company's press release dated September 26, 2005.